UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

February 24, 2006

Tripath Technology Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-31081	77-0407364
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2560 Orchard Parkway

San Jose, California 95131

(Address of principal executive offices, including zip code)

(408) 750-3000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

On February 24, 2006, the Board of Directors (the “Board”) of Tripath Technology Inc. (the “Company” or “Tripath”) approved an amendment and restatement of the Company’s 2000 Stock Plan (the “Stock Plan”) and an amendment and Restatement of the Company’s 2000 Employee Stock Purchase Plan (the “ESPP”).

The Stock Plan and the ESPP were each amended and restated to conform with California state securities regulations.

Specifically, the Stock Plan was amended to provide that:

•	in the case of a nonstatutory stock option grant to an employee, director or consultant, if the employee, director or consultant owns more than 10% of the voting power of the Company, the per share exercise price of the option grant shall be no less than 110% of the fair market value per share on the date of grant;

•	in the case of a nonstatutory stock option grant to an employee, director or consultant, if the employee, director or consultant owns less than 10% of the voting power of the Company, the per share exercise price of the option grant shall be no less than 85% of the fair market value per share on the date of grant;

•	except in the case of options granted to officers, directors and consultants, options shall become exercisable at a rate of no less than 20% per year over five (5) years from the date of grant;

•	any stock purchase rights granted pursuant to Section 11 of the Stock Plan, as amended, shall comply in all respects with Section 260.140.42 of Title 10 of the California Code of Regulations;

•	the Company’s repurchase option for stock purchased pursuant to a stock purchase right granted pursuant to Section 11 of the Stock Plan, as amended, shall be exercisable within ninety (90) days of the voluntary or involuntary termination of the purchaser’s service to the Company;

•	the Company’s repurchase option for stock purchased pursuant to a stock purchase right granted pursuant to Section 11 of the Stock Plan, as amended, shall lapse at a rate of no less than 20% per year over five (5) years from the date of purchase, except in the case of stock purchase rights granted to officers, directors and consultants; and

•	the Company shall provide information to optionees not less frequently than annually.

Specifically, the ESPP was amended to provide that:

•	the Company shall provide information to ESPP participants not less frequently than annually.

The foregoing descriptions of the Stock Plan and the ESPP are qualified in their entirety by reference to the Stock Plan and the ESPP contained in Exhibit 10.1 and Exhibit 10.2, respectively, each of which is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(c)	Exhibits

Exhibit No.	Description
10.1	Amended and Restated 2000 Stock Plan

10.2	Amended and Restated 2000 Employee Stock Purchase Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tripath Technology Inc.

By:	/s/ Jeffrey L. Garon
Jeffrey L. Garon
Vice President, Finance and Chief Financial Officer

Date: February 28, 2006

Exhibit Index

Exhibit No.	Description
10.1	Amended and Restated 2000 Stock Plan

10.2	Amended and Restated 2000 Employee Stock Purchase Plan